Kensington Managed Income Fund Kensington Dynamic Growth Fund each a series of	Kensington Managed Income Fund Kensington Dynamic Growth Fund each a series of
Advisors Preferred Trust 1445 Research Boulevard, Suite 530 Rockville, Maryland 20850	Managed Portfolio Series 615 East Michigan Street Milwaukee, Wisconsin 53202

Supplement Dated April 18, 2022 to the
Proxy Statement/Prospectus
Dated March 23, 2022 (“Prospectus”)

On March 21, 2022, the Prospectus was filed with the Securities and Exchange Commission (“SEC”) and was recently distributed in connection with the meeting of shareholders of the Kensington Managed Income Fund (the “Target Income Fund”) and the Kensington Dynamic Growth Fund (the “Target Growth Fund” and, together with the Target Income Fund, the “Target Funds”), each a series of Advisors Preferred Trust, scheduled for May 17, 2022 at 1:00 p.m., Eastern time (the “Meeting”). The purpose of the Meeting is to consider a proposal to reorganize the Target Income Fund and Target Growth Fund into newly created mutual funds within Managed Portfolio Series, which are also called the Kensington Managed Income Fund and the Kensington Dynamic Growth Fund.
This supplement is being filed solely to correct the number of shares of each Target Fund entitled to vote at the Meeting based on shares outstanding as of the record date, March 16, 2022 (“Voting Shares”). Accordingly, all references contained in the Prospectus that disclose the number of Voting Shares are hereby deleted and replaced with the following amounts:

	Target Income Fund	Target Growth Fund
Class A
Shares Outstanding	7,607,054.476	2,335,416.167
Class C
Shares Outstanding	1,496,893.815	1,473,873.366
Institutional Class
Shares Outstanding	73,599,998.195	39,261,981.272

Important Information
This supplement should be read in conjunction with the Prospectus. To the extent that information in this supplement differs from or updates information contained in the Prospectus, the information in this supplement controls. This supplement does not change or update any of the other disclosures contained in the Prospectus.

This supplement should be retained with your Prospectus
for future reference.